UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2025 (September 26, 2025)

Crown Reserve Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42894	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Conyers Trust Company (Cayman) Limited

PO Box 2681

Grand Cayman KY1-1111

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 501-3533

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one-half of one redeemable warrant, and one right to receive one-fifth of one Class A ordinary share	CRACU	The NASDAQ Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CRAC	The NASDAQ Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	CRACW	The NASDAQ Stock Market LLC
Rights, each right entitling the holder to receive one-fifth (1/5) of one Class A ordinary share upon the consummation of an initial business combination	CRACR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2025, Crown Reserve Acquisition Corp. I (the “Company”) consummated its initial public offering (“IPO”) of 17,250,000 units (the “Units”), including the purchase by the underwriters of 2,250,000 additional Units at the offering price, reflecting the exercise of their option to purchase additional Units to cover over-allotments. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $172,500,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share, one-half of one redeemable warrant, and one right to receive one-fifth of one Class A ordinary share upon the consummation of an initial business combination.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-287674) for the IPO, initially filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 30, 2025 (the “Registration Statement”):

●	An Underwriting Agreement, dated November 6, 2025, by and between the Company and Polaris Advisory Partners LLC, a division of Kingswood Capital Partners LLC (“Polaris), as representative of the several underwriters, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Rights Agreement, dated November 5, 2025, by and between the Company and VStock Transfer, LLC, as rights agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated November 5, 2025, by and between the Company and VStock Transfer, LLC, as warrant agent, a copy of which is attached as Exhibit 4.2 hereto and incorporated herein by reference.

●	A Letter Agreement, dated November 5, 2025, by and among the Company, its officers, its directors, and Crown Acquisition Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated November 5, 2025, by and between the Company and Equiniti Trust Company, LLC, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated November 5, 2025, by and between the Company and Polaris, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated November 5, 2025, by and among the Company and certain securityholders, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Indemnity Agreement, dated November 5, 2025, by and among the Company and the directors and officers of the Company, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated November 5, 2025, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

The Company also issued to Polaris 431,250 Units as Representative Units. The Representative Units have been deemed compensation by FINRA and are therefore subject to a lock-up for a period of 180 days immediately following the date of the commencement of sales in this offering pursuant to FINRA Rule 5110(e)(1). Pursuant to FINRA Rule 5110(e)(1), these securities will not be the subject of any hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person for a period of 180 days immediately following the commencement of sales in this offering, nor may they be sold, transferred, assigned, pledged or hypothecated for a period of 180 days immediately following the commencement of sales in this offering except to any underwriter and selected dealer participating in this offering and their officers, partners, registered persons or affiliates.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO and pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 375,000 private placement units (the “Private Placement Units”) to Crown Acquisition Sponsor LLC at a price of $8.00 per Private Placement Unit. Each Private Placement Unit consists of one Class B-2 Unit and two Class C Units, with each Class B-2 Unit and Class C Unit consisting of one class A ordinary share and one right to receive one-fifth of one Class A ordinary share.

The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2025, upon the effectiveness of its registration statement on Form S-1 (File No. 333-287674) in connection with its initial public offering, Michael L. Peterson, Donald G. Fell, Avinash Wadhwani, and Mayur Doshi (collectively with Prashant Patel and Eric Sherb, the “Directors,” and each a “Director”) became members of the board of directors. Our board of directors has determined that Michael L. Peterson, Donald G. Fell, and Mayur Doshi are “independent directors” as defined in the Nasdaq listing standards and under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and has determined that Michael L. Peterson qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Michael L. Peterson, Donald G. Fell, and Mayur Doshi will serve as members of the audit committee and compensation committee, with Michael L. Peterson serving as chair of the audit committee and Donald G. Fell serving as chair of the compensation committee.

On November 5, 2025, the Company entered into an indemnification agreement with the Directors, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing summary of the indemnity agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the indemnity agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Other than as set forth in Item 1.01 of this report and the Registration Statement, none of the directors mentioned above are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporations or Bylaws.

On September 26, 2025, upon the effectiveness of its registration statement on Form S-1 (File No. 333-287674) in connection with its initial public offering, the Company adopted its Fourth Amended and Restated Memorandum and Articles of Association, which had been conditionally approved by special resolution of the shareholders on September 25, 2025, is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 8.01. Other Events.

A total of $172,500,000 of the gross proceeds from the IPO and the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Equiniti Trust Company LLC, acting as trustee, with the remainder of the proceeds being used to pay offering expenses or going to the Company’s working capital account. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and up to $100,000 for winding up and dissolution expenses, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 12 months from the closing of the IPO or during any applicable extension period (or by such earlier liquidation date as the Company’s Directors may approve), subject to applicable law, and (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it has not consummated an initial business combination within 12 months from the closing of the IPO or during any applicable extension period or with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On November 6, 2025, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 10, 2025, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 6, 2025, by and between the Company and Polaris Advisory Partners LLC, a division of Kingswood Capital Partners LLC.

3.1	Fourth Amended and Restated Memorandum and Articles of Association of the Company.

4.1	Rights Agreement, dated November 5, 2025, by and between the Company and VStock Transfer, LLC, as rights agent.

4.2	Warrant Agreement, dated November 5, 2025, by and between the Company and VStock Transfer, LLC, as warrant agent.

10.1	Letter Agreement, dated November 5, 2025, by and among the Company, its officers, directors, and the Sponsor.

10.2	Investment Management Trust Agreement, dated November 5, 2025, by and between the Company and Equiniti Trust Company, LLC.

10.3	Registration Rights Agreement, dated November 5, 2025, by and among the Company and certain securityholders.

10.4	Private Placement Units Purchase Agreement, dated November 5, 2025, by and between the Company and the Sponsor.

10.5	Indemnity Agreement, dated November 5, 2025, by and between the Company and its officers and directors.

10.6	Administrative Services Agreement, dated November 5, 2025, by and between the Company and the Sponsor.

99.1	Press Release, dated November 6, 2025.

99.2	Press Release, dated November 10, 2025.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crown Reserve Acquisition Corp. I

	By:	/s/ Prashant Patel
		Name:	Prashant Patel
		Title:	Chief Executive Officer

Dated: November 12, 2025

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